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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported):  March 27, 1996




                      THE PHOENIX RESOURCE COMPANIES, INC.
             (Exact name of registrant as specified in its charter)




           Delaware                      1-547                 95-1927105
(State or Other Jurisdiction of       (Commission           (I.R.S. Employer
Incorporation or Organization)        File Number)         Identification No.)



                           6525 North Meridian Avenue
                      Oklahoma City, Oklahoma  73116-1491
                    (Address of Principal Executive Offices)


      Registrant's telephone number, including area code:  (405) 728-5100
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ITEM 5. OTHER EVENTS

        On March 27, 1996, The Phoenix Resource Companies, Inc. ("Phoenix") entered into an Agreement and Plan of Merger by and among Phoenix, Apache Corporation ("Apache") and YPY Acquisitions, Inc., which is attached hereto as
Exhibit 99.1 and incorporated herein by reference, pursuant to which each of Phoenix's outstanding shares of common stock will be converted into the right to receive .75 shares of Apache common stock and $4.00 in cash. Phoenix issued a press release dated March 28, 1996, which is attached hereto as Exhibit 99.2 and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c) Exhibits

            EXHIBIT      DOCUMENT
            -------      --------

            99.1 Agreement and Plan of Merger by and among Apache Corporation, YPY Acquisitions, Inc. and The Phoenix Resource Companies, Inc., dated March 27, 1996.

            99.2 Press Release, dated March 28, 1996 (Phoenix to Merge with Apache).




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                                   SIGNATURES

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        THE PHOENIX RESOURCE COMPANIES, INC.



Date:  April 1, 1996                    By:  /s/ MARK W. ANSCHUTZ
                                           -----------------------------------
                                             Mark W. Anschutz
                                             Vice President





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                                 EXHIBIT  INDEX

        EXHIBIT      DOCUMENT
        -------      --------

        99.1 Agreement and Plan of Merger by and among Apache Corporation, YPY Acquisitions, Inc. and The Phoenix Resource Companies, Inc., dated March 27, 1996.

        99.2 Press Release, dated March 28, 1996 (Phoenix to Merge with Apache).